Exhibit 10.3

Execution Version

FIRST AMENDMENT TO SECOND

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

OF

LFG ACQUISITION HOLDINGS LLC

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this “Amendment”), effective as of October 16, 2022 (the “Amendment Effective Date”), is entered into by and between Archaea Energy Inc., a Delaware corporation (the “Managing Member”), and the other Members listed as signatories hereto (collectively, the “Members”) (each of the Managing Member and each Member referred to individually as a “Party” and collectively as the “Parties”).

RECITALS

WHEREAS, the Parties are parties to that certain Second Amended and Restated Limited Liability Company Agreement dated September 15, 2021 (the “Agreement”);

WHEREAS, Section 11.1 provides that the Agreement may be amended with the approval of the Managing Member and the holders of at least 66 2/3% of the outstanding Units held by members other than the PubCo Holdings Group;

WHEREAS, the Members (other than the Managing Member) collectively own at least 66 2/3% of the outstanding Units held by members other than the PubCo Holdings Group;

WHEREAS, BP Products North America, Inc., a Maryland corporation (“Parent”) has proposed to enter into a transaction with the Managing Member, pursuant to which (i) Condor RTM Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), will merge with and into the Managing Member in accordance with the General Corporation Law of the State of Delaware with the Managing Member as the surviving corporation (the “Surviving Corporation”) in the merger (the “Merger”) and (ii) Condor RTM LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Opco Merger Sub”), will merge with and into the Company in accordance with the Delaware Limited Liability Company Act (“DLLCA”) with the Company being the surviving entity (the “Surviving Opco”) in the merger (the “Opco Merger,” and together with the Merger, the “Mergers”);

WHEREAS, the terms and conditions of the Mergers are proposed to be set forth in an Agreement and Plan of Merger, by and among Parent, Merger Sub, Opco Merger Sub, the Company and the Managing Member, dated as of the Amendment Effective Date (the “Merger Agreement”);

WHEREAS, Section 6.17 of the Merger Agreement contemplates the appointment of a representative of the holders of Units (the “Unitholder Representative”) to cooperate with Parent, the Managing Member and the Company on behalf of the holders of Units following the closing of the Mergers with respect to certain tax matters; and

WHEREAS, the Parties desire to amend the Agreement in order to provide for the appointment of the Unitholder Representative.

NOW, THEREFORE, in consideration of the mutual covenants and promises of the Parties, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

TERMS AND CONDITIONS

1. Recitals; Capitalized Terms. The recitals set forth above are true and correct and are hereby incorporated herein by reference. Unless otherwise noted, any capitalized terms used herein but not defined have the same meaning as that ascribed to them in the Agreement.

2. Appointment of Unitholder Representative. The Parties agree that the following language is hereby added to the Agreement as Section 6.10:

“Section 6.10 Unitholder Representative. The Members hereby constitute and appoint Shalennial Fund I, L.P., a Delaware limited partnership, as representative of the holders of Units as contemplated by Section 6.17 of that certain Agreement and Plan of Merger, dated as of October 16, 2022, by and among BP Products North America, Inc., a Maryland corporation, Condor RTM Inc., a Delaware corporation, Condor RTM LLC, a Delaware limited liability company, the Company and PubCo, which appointment shall be governed in accordance with the unitholder representative engagement agreement attached as Exhibit D hereto.”

3. Exhibit D. The Parties agree that the agreement attached as Exhibit A hereto shall be attached to the Agreement as Exhibit D thereto.

4. Conflicting Terms. In the event of a conflict between the terms or provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment will control and prevail.

5. Ratification. Except as specifically provided in this Amendment, the Agreement shall be unamended and all terms and provisions of the Agreement remain in full force and effect and are hereby ratified by the Parties in all respects.

6. Miscellaneous. The provisions of Article 11 of the Agreement are incorporated herein and shall apply to this Amendment, mutatis mutandis. Each Party agrees that this Amendment and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Amendment, or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties have executed this Amendment to be effective as of the Amendment Effective Date.

ARCHAEA ENERGY, INC.

By:	/s/ Nicholas Stork
Name:	Nicholas Stork
Title:	Chief Executive Officer

[Signature Page – First Amendment to Second Amended and Restated Limited Liability Company Agreement]

STORK PARTNERS LLC

By:	/s/ Nicholas Stork
Name:	Nicholas Stork
Title:	Manager

ROTHWELL-GORNT LLC

By:	/s/ Nicholas Stork
Name:	Nicholas Stork
Title:	Manager

/s/ Richard Walton
Richard Walton

STRUAN & COMPANY, LLC

By:	/s/ Richard Walton
Name:	Richard Walton
Title:	President

GREEN EYED DEVIL LLC

By:	/s/ Richard Walton
Name:	Richard Walton
Title:	Manager

/s/ Brian McCarthy
Brian McCarthy

MCCARTHY BIOGAS HOLDINGS LLC

By:	/s/ Brian McCarthy
Name:	Brian McCarthy
Title:	Manager

/s/ Daniel J. Rice, IV
Daniel J. Rice, IV

[Signature Page – First Amendment to Second Amended and Restated Limited Liability Company Agreement]

SHALENNIAL FUND I, L.P.

By:	Shalennial GP I, L.P. its general partner

By:	Rice Investment Group UGP, LLC, its general partner

By:	/s/ Daniel J. Rice, IV
Name:	Daniel J. Rice, IV
Title:	Managing Member

DANIEL J. RICE IV 2018 IRREVOCABLE TRUST

By:	/s/ Andrew L. Share
Name:	Andrew L. Share
Title:	Trustee

/s/ J. Kyle Derham
J. Kyle Derham

[Signature Page – First Amendment to Second Amended and Restated Limited Liability Company Agreement]